Schedule of Investments MLP and Energy Income Fund Inc.^ (Unaudited) August 31, 2020

NUMBER OF SHARES		VALUE

Common Stocks 66.0%

Banks 1.2%
25,000	JP Morgan Chase & Co.	$2,504,750	(a)

Electric Utilities 2.8%
21,000	NextEra Energy Inc.	5,862,570	(a)

Equity Real Estate Investment Trusts 1.4%
18,000	Crown Castle International Corp.	2,938,500	(a)

Independent Power and Renewable Electricity Producers 24.9%
180,000	Atlantica Sustainable Infrastructure PLC	5,405,400	(a)
115,000	Brookfield Renewable Partners LP	5,225,600	(a)
25,000	Brookfield Renewable Corp.	1,273,000	(a)
599,000	Clearway Energy Inc.	15,280,490	(a)
408,000	NextEra Energy Partners LP	24,610,560	(a)
		51,795,050

Multi-Utilities 4.4%
76,000	CMS Energy Corp.	4,597,240	(a)
58,000	Dominion Energy Inc.	4,549,520	(a)
		9,146,760
Oil, Gas & Consumable Fuels 30.2%
66,000	Cabot Oil & Gas Corp.	1,252,020	(a)
32,000	Cheniere Energy Inc.	1,665,600	(a)*
440,000	ONEOK Inc.	12,091,200	(a)
180,000	Pembina Pipeline Corp.	4,453,200	(a)
1,000,000	Targa Resources Corp.	17,010,000	(a)
1,260,000	Williams Cos Inc.	26,157,600	(a)
		62,629,620

Trading Companies & Distributors 1.1%
9,000	Watsco Inc.	2,204,910	(a)

Total Common Stocks (Cost 129,823,179)		137,082,160

NUMBER OF UNITS

Master Limited Partnerships 48.9%

Hotels, Restaurants & Leisure 0.6%
40,000	Cedar Fair LP	1,182,000	(a)

Oil & Gas Storage & Transportation 48.3%
700,000	Alliance Resource Partners LP	2,331,000
136,000	DCP Midstream LP	1,723,120	(a)
2,970,000	Energy Transfer LP	19,067,400	(a)
1,480,000	Enterprise Products Partners LP	25,988,800	(a)
300,000	MPLX LP	5,481,000	(a)
336,000	NuStar Energy LP	4,552,800	(a)
180,000	Phillips 66 Partners LP	4,845,600	(a)
1,400,000	Shell Midstream Partners LP	14,546,000	(a)
2,400,000	Western Midstream Partners LP	21,768,000	(a)
		100,303,720

Total Master Limited Partnerships (Cost $187,160,509)		101,485,720

See Notes to Schedule of Investments

NUMBER OF SHARES

Short-Term Investments 0.3%

Investment Companies 0.3%
726,428	Invesco STIT Treasury Portfolio Money Market Fund Institutional Class, 0.02%(b) (Cost $726,428)	$726,428

Total Investments 115.2% (Cost $317,710,116)	239,294,308
Liabilities less other Assets (15.2)%	(31,618,209)
Net Assets Applicable to Common Stockholders 100.0%	$207,676,099

*	Non-income producing security.
(a)	All or a portion of this security is pledged with the custodian in connection with the Fund’s loans payable outstanding.
(b)	Represents 7-day effective yield as of August 31, 2020.

See Notes to Schedule of Investments

Schedule of Investments MLP and Energy Income Fund Inc.^ (Unaudited) (cont’d)

The following is a summary, categorized by Level (see Notes to Schedule of Investments), of inputs used to value the Fund’s investments as of August 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:

Master Limited Partnerships(a)	$101,485,720	$—	$—	$101,485,720
Common Stocks(a)	137,082,160	—	—	137,082,160
Short-Term Investments	—	726,428	—	726,428
Total Investments	$238,567,880	$726,428	$—	$239,294,308

(a)	The Schedule of Investments provides information on the industry categorization for the portfolio.
^	A balance indicated with a “-”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Schedule of Investments

August 31, 2020

Notes to Schedule of Investments MLP and Energy Income Fund Inc.

(Unaudited)

In accordance with Accounting Standards Codification 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman MLP and Energy Income Fund Inc. (the “Fund”), are carried at the value that Neuberger Berman Investment Advisers LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities (including master limited partnerships), for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820: “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement”) (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Fund.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent stockholder reports.